UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2020

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2020, Cosmos Holdings Inc. (the “Company”) entered into a Debt Exchange Agreement (the “Agreement”) with , an unaffiliated third-party lender (the “Lender”). A copy of the Agreement is attached hereto as Exhibit 4.1.

The Agreement provides for the issuance by the Company of 781,819 shares of common stock (the “Exchange Shares”), at the rate of $3.85 per share, in exchange for an aggregate of $3,010,000 principal amount (the “Debt”) of existing loans made by the Lender to the Company.

The market price at the time this Agreement was negotiated was $3.85 per share, subject to certain “make whole” provisions. Interest will continue to accrue on the principal amount of Debt and will be paid in three (3) equal monthly installments following the closing of an anticipated public offering. The Company will issue to the Lender, or his assignees, common stock purchase warrants equal to twenty-five (25%) percent of the Exchange Shares issued to him, including any make whole shares. The warrants will be exercisable for three (3) years, without a cashless exercise provision, at an exercise price equal to the proposed public offering price. Pursuant to this Agreement, Grigorios Siokas, the Company’s Chief Executive Officer and principal shareholder, will be released from all personal guarantees on the Debt.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 21, 2020, the Company entered into the Debt Exchange Agreement described in Item 1.01 above.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 4(a)(2) of the Act. based on the representations and warranties set forth in the Debt Exchange Agreement dated December 21, 2020, a copy of which is filed as Exhibit 4.1 to this Form 8-K. There were no commissions paid and no placement agent or underwriters were involved.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.
4.1	Debt Exchange Agreement dated December 21, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: December 22, 2020	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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